UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Davey Tree Expert Company held its Annual Meeting of Shareholders on May15, 2012 (the “Annual Meeting”). At the Annual Meeting, there were 10,327,109 shares represented to vote either in person or by proxy, which represented a quorum. For more information on the following proposal, see the Company's Proxy Statement dated April 3, 2012 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The final results of voting and the action considered were as follows:

Proposal One - Election of Nominee for Director

Nominee for director for the term expiring on the date of the Annual Meeting in 2015--Elected.

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Karl J. Warnke	10,086,589	240,520	—	—

Directors whose terms in office as directors continued after the Annual Meeting were R. Douglas Cowan, J. Dawson Cunningham, William J. Ginn, Douglas K. Hall, Sandra W. Harbrecht and John E. Warfel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer and Secretary

Date: May 18, 2012